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                                                                      EXHIBIT 32


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LL&E Royalty Trust (the "Trust") on Form 10-K for the year ended December 31, 2004, as amended by the Annual Report on Form 10-K/A, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, not in its individual capacity but solely as the trustee of the Trust, certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to its knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust at the dates and for the period presented.

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-K or as a separate disclosure document.


                                      JPMorgan Chase Bank, N.A.,
                                      Trustee for LL&E Royalty Trust


Date: May 2, 2005                     By:         /s/ Mike Ulrich
                                         ---------------------------------------
                                         Senior Vice President and Trust Officer


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